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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09000
                                   -----------------------------

                                 Oak Value Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 3100 Tower Boulevard, Suite 700          Durham, North Carolina        27707
--------------------------------------------------------------------------------
           (Address of principal executive offices)                   (Zip code)

                               Larry D. Coats, Jr.

                       Oak Value Capital Management, Inc.
                3100 Tower Boulevard, Suite 700 Durham, NC 27707
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (919) 419-1900
                                                    ----------------------------

Date of fiscal year end:        June 30, 2008
                            -------------------------------

Date of reporting period:       June 30, 2008
                            -------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.


                                 ANNUAL REPORT
                                 JUNE 30, 2008


                                 [LOGO OMITTED]
                                 ==============
                                 --------------
                                 OAK VALUE FUND
                                 --------------


                              WWW.OAKVALUEFUND.COM

LETTER TO SHAREHOLDERS                                            August 7, 2008
================================================================================

Dear Fellow Oak Value Fund Shareholders,

John D. Rockefeller is credited with having said, "the way to make money is to buy when blood is running in the streets." Using the words of one of history's great monopolists as a call to arms amid runaway energy prices is more than a tad ironic, but now that we are officially in a bear market, Rockefeller's advice is as relevant as ever. While we would not characterize what's happening in the broader market as a total bloodbath, there are definitely some streets that could stand a scrubbing. A resurgence of fears regarding the health of a number of financial institutions coupled with the massive spike in energy prices made for a disappointing end to the second quarter, as these forces reached a crescendo in the closing days of June. Fear that the mighty consumer has finally rolled over seems to have supplanted credit concerns as the primary purveyor of pessimism in the overall market. Both of these factors are certainly valid concerns, but the very fact that the sources of discontent among investors are shifting reminds us that the forces that influence valuations in the short term are just that--short-term forces.

While the Oak Value Fund's (the "Fund") performance bested that of relevant value-style indices during the fiscal year, it under-performed the broader market as measured by the S&P 500 Index. Higher energy prices and continued "credit crisis" concerns contributed to a period of extreme volatility. Energy stocks advanced more than 24% while financial stocks declined by more than 42%, on average. A simple analysis suggests that the underperformance of the Fund during the year can be singularly attributed to its lack of direct exposure to the energy sector. In short, the out-performance of the Fund's holdings in the financial, consumer discretionary and healthcare sectors was just not enough to make up for the gale-force headwinds of rising energy prices and the shares of the companies who benefit from such.

The macro-economic outlook for the next six to twelve months is as unclear as ever, though we believe the Fund is composed of businesses that should perform admirably through the course of the business cycle. As long-term investors, we have seen these kinds of markets before and we will see them again. We believe our philosophy of seeking good businesses that have sustainable advantages and buying them at attractive prices is as appropriate today as ever. We think that owning advantaged companies that not only perform well in good times, but that are also likely to emerge from difficult operating environments as even stronger competitors within their respective industries, is a good way to make money, especially in a bear market.

We have included the Fund's financial statements for the fiscal year ended June 30, 2008 as well as other financial and portfolio data in the pages that follow. Consistent with the practices we established in prior years, the portfolio commentary contained in this annual report is limited to summary observations. A more detailed discussion of the Fund's investment activities is provided in the

Investment Adviser's Review posted on the Fund's website each quarter - www.oakvaluefund.com. We encourage investors to review these reports on a regular basis. Shareholders may receive copies of the quarterly Investment Adviser's Review reports by subscribing to the Fund's email distribution list.

On behalf of the Oak Value team, we thank you for your continued interest and partnership and welcome your questions and comments.

Oak Value Fund Co-Managers,

/s/ David R. Carr, Jr.                     /s/ Larry D. Coats, Jr.

David R. Carr, Jr.                         Larry D. Coats, Jr.


Note: Please see Important Information section of this report for disclosure that applies to both this letter and the Management Discussion and Analysis that follows.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The relative underperformance of the Oak Value Fund during the fiscal year was influenced as much by what it did not own than what it did own. Though the Fund's investments performed respectably during this period, the out-performance of Fund holdings in the financials, consumer discretionary and healthcare sectors was just not enough to make up for the market beating performance of the energy related holdings in which the Fund had limited participation. As a point of reference, the S&P 500 Index decline during the fiscal year would have been nearly 16% without the contributions of the energy sector. In the areas in which the Fund did have exposure, we were generally pleased with results and have highlighted these below. (Table B provides a full listing of the Fund's top contributors and detractors during the fiscal year.)

o As indicated, the Fund's holdings in the hard hit financials sector generally outperformed their peers during the period. In fact six of the eight Fund holdings in this sector bested the sector average while three of the Fund holdings in the financials sector posted advances in their share prices. The largest positive contributor to Fund results during the year was its largest position, Berkshire Hathaway. Shares of Berkshire advanced approximately 25% during the year. Shares of insurance companies AFLAC and AON also saw their shares advance during the period. Capital One and Ambac were among the Fund's most notable detractors during the year as they declined even more than the dreadful decline of the financials sector.

o The Fund's consumer discretionary holdings also outperformed their peers, in aggregate, during the period as the only holding in this area that significantly underperformed the group was Office Depot. Otherwise, these Fund holdings generally performed in-line or better. The most notable of these positive contributors was Apollo Group, the country's largest for-profit education company. After having sold the Fund holdings in this company during the first half of the fiscal year, the shares of Apollo declined significantly during the second half, giving us the opportunity to re-establish a position in this company.

o Fund holdings in the healthcare area also contributed to relative performance, all out-performing the overall market. Shares of Johnson & Johnson and Medtronic posted positive returns in a decidedly negative market environment.

o The Fund had no direct exposure to the energy sector, which advanced nearly 25% during the period. Importantly, the Fund's best performing holding overall, Praxair, posted a consolidated 40% return. While Praxair is technically classified as a "materials sector" holding, its position as a supplier of atmospheric gases to multiple areas of the energy value chain including refining and drilling proved profitable for Fund shareholders and at least partially offset some of the headwinds of the sector's advance.

Portfolio activity for the Fund is summarized in Table C. We use this opportunity to remind shareholders that the information provided in Table C is limited to the holdings which were new to the portfolio during the year as well as those which were completely eliminated during the period. Though we remain focused on individual security selection from a bottom-up perspective, shareholders will observe that a top-down view of the portfolio reflects an increased exposure to consumer discretionary, healthcare and information technology related businesses. We encourage readers to view these apparent "shifts" in portfolio positioning as a by-product of our search for attractive long term opportunities. Our charge as long-term investors in good businesses with good management at attractive prices requires that we be prepared and opportunistic.

============================================================================================
TABLE A
--------------------------------------------------------------------------------------------
                          QUARTERLY PERFORMANCE - FISCAL YEAR 2008
--------------------------------------------------------------------------------------------
                      3RD QUARTER 2007  4TH QUARTER 2007  1ST QUARTER 2008  2ND QUARTER 2008
============================================================================================
Oak Value Fund              0.00%            -4.20%            -8.22%            -4.51%
--------------------------------------------------------------------------------------------
S&P 500 Index
  with dividends            2.03%            -3.33%            -9.44%            -2.73%
--------------------------------------------------------------------------------------------
THE PERFORMANCE  INFORMATION  QUOTED ABOVE  REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE
DOES NOT GUARANTEE  FUTURE RESULTS.  INVESTMENT  RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,  WHEN REDEEMED,  MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.  CURRENT  PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE  DATA
QUOTED.  PERFORMANCE  DATA,  CURRENT TO THE MOST RECENT  MONTH END,  MAY BE FOUND AT THE OAK
VALUE FUND'S WEBSITE WWW.OAKVALUEFUND.COM. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT
OBJECTIVES,  RISKS,  AND  CHARGES  AND  EXPENSES  CAREFULLY  BEFORE  INVESTING.  THE  FUND'S
PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT  INFORMATION.  THE FUND'S EXPENSE RATIO FOR THE
FISCAL YEAR ENDED JUNE 30, 2008 WAS 1.37%.

The Fund imposes a 2% redemption  fee on shares  redeemed  within 90 days of their  purchase date. See the Fund's current  Prospectus for more information on the Fund's  redemption fee.
Please keep in mind the performance  information  above does not reflect the imposition of a
2% redemption fee. You may obtain a copy of the Fund's prospectus at www.oakvaluefund.com or by calling  1-800-622-2474.  Please read the prospectus  carefully before you invest or send money.
--------------------------------------------------------------------------------------------

============================================================================================
TABLE B
--------------------------------------------------------------------------------------------
                       LARGEST NET CONTRIBUTORS TO INVESTMENT RESULTS
                                  YEAR ENDED JUNE 30, 2008
--------------------------------------------------------------------------------------------
     TOP 5 SECURITIES BY           % OF        BOTTOM 5 SECURITIES BY               % OF
         CONTRIBUTION           NET ASSETS          CONTRIBUTION                 NET ASSETS
============================================================================================
Berkshire Hathaway, Inc.(1)       9.27%     Ambac Financial Group, Inc.             Sold
--------------------------------------------------------------------------------------------
Praxair, Inc.                     4.08%     American Express Co.                    4.24%
--------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A      4.21%     Capital One Financial Corp.             1.46%
--------------------------------------------------------------------------------------------
AFLAC, Inc.                       1.72%     Office Depot, Inc.                      Sold
--------------------------------------------------------------------------------------------
Johnson & Johnson                 Sold      Fidelity Ntl. Information Svcs, Inc.    3.26%
--------------------------------------------------------------------------------------------
(1)   Class A and B Shares were both held during the fiscal year. As of June 30, 2008,  only
      Class A Shares were held by the Fund.
--------------------------------------------------------------------------------------------

===========================================================================================================
TABLE C
-----------------------------------------------------------------------------------------------------------
                               JULY 1, 2007 - JUNE 30, 2008 PURCHASE ACTIVITY
-----------------------------------------------------------------------------------------------------------
COMPANY PURCHASED                   PRIMARY BUSINESS                                SECTOR CLASSIFICATION
===========================================================================================================
Ambac Financial Group, Inc.         Financial Services & Guarantee Products         Financials
-----------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A        Education & Training Services                   Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                 Manufacturer of Networking
                                      and Communication Devices                     Information Technology
-----------------------------------------------------------------------------------------------------------
Coach, Inc.                         Upscale Textile Accessories and Apparel         Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Diageo PLC - ADR                    Global Premium Alcohol Business                 Consumer Staples
-----------------------------------------------------------------------------------------------------------
Harley-Davidson Inc.                Heavyweight High-end Motorcycles                Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Moody's Corp.                       Credit Ratings and Related Credit Services      Financials
-----------------------------------------------------------------------------------------------------------
Office Depot, Inc.                  Office Supply Retailer                          Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Tiffany & Co.                       Designer, Manufacturer, and
                                      Retailer of Fine Jewelry                      Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Zimmer Holdings, Inc.               Manufacturing and Design
                                      of Orthopedic Implants                        Healthcare
===========================================================================================================
                                 JULY 1, 2007 - JUNE 30, 2008 SALE ACTIVITY
-----------------------------------------------------------------------------------------------------------
COMPANY SOLD                        PRIMARY BUSINESS                                SECTOR CLASSIFICATION
===========================================================================================================
Ambac Financial Group, Inc.         Financial Services & Guarantee Products         Financials
-----------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A        Education  & Training Services                  Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Constellation Brands, Inc.          Alcoholic Beverage Production & Marketing       Consumer Staples
-----------------------------------------------------------------------------------------------------------
Dr. Pepper Snapple Group            Owning, Bottling, and Distribution
                                      of Non-Alcoholic Beverages                    Consumer Staples
-----------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.               Heavyweight High-end Motorcycles                Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
IMS Health Inc.                     Information Solutions to Pharmaceuticals/
                                      Healthcare Industry                           Healthcare
-----------------------------------------------------------------------------------------------------------
Johnson & Johnson                   Healthcare Products                             Healthcare
-----------------------------------------------------------------------------------------------------------
Office Depot, Inc.                  Office Supply Retailer                          Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Omnicare, Inc.                      Geriatric Pharmaceutical Services               Healthcare
-----------------------------------------------------------------------------------------------------------
United Parcel Service, Inc.         Air Delivery and Freight Services               Industrials
-----------------------------------------------------------------------------------------------------------
Willis Group Holdings Ltd.          Commercial Insurance Brokerage Services         Financials
-----------------------------------------------------------------------------------------------------------

===========================================================================================================
                                  TOP TEN HOLDINGS AS OF JUNE 30, 2008(1)
-----------------------------------------------------------------------------------------------------------
COMPANY                             PRIMARY BUSINESS                                S&P SECTOR
===========================================================================================================
3M Co.                              Manufacturing & Marketing
                                      Technology Products/Services                  Industrials
-----------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc. - Class A  Insurance, Reinsurance & Capital Allocation     Financials
-----------------------------------------------------------------------------------------------------------
Cadbury PLC - ADR                   Confectioneries                                 Consumer Staples
-----------------------------------------------------------------------------------------------------------
Coach Inc.                          Upscale Textile Accessories and Apparel         Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
E.I. Dupont de Nemours and Co.      Chemicals                                       Materials
-----------------------------------------------------------------------------------------------------------
Diageo PLC - ADR                    Global Premium Alcohol Business                 Consumer Staples
-----------------------------------------------------------------------------------------------------------
Medtronic, Inc.                     Medical Device Manufacturer                     Healthcare
-----------------------------------------------------------------------------------------------------------
Oracle Corp.                        Database, Middleware, & Application Software    Information Technology
-----------------------------------------------------------------------------------------------------------
E.W.  Scripps Co. (The) - Class A   Entertainment &  Information/Media              Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
Tiffany & Co.                       Designer, Manufacturer, and
                                      Retailer of Fine Jewelry                      Consumer Discretionary
-----------------------------------------------------------------------------------------------------------
(1)   Top Ten Holdings are presented to illustrate examples of the securities in which the Fund may invest.
      Because they are presented as of the dates  indicated  and change from time to time,  they may not be representative  of the Fund's  current or future  investments.  Top Ten Holdings do not include money market instruments.
-----------------------------------------------------------------------------------------------------------

IMPORTANT INFORMATION

This Management Discussion and Analysis seeks to describe some of the Oak Value Fund ("the Fund") managers' current views of the market that shareholders may find relevant and to provide a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its latest fiscal year.

Any listing or discussion of specific securities is intended to help shareholders understand the Fund's investment strategies and/or factors that influenced the Fund's investment performance, and should not be regarded as a recommendation of any security. We believe we have a reasonable basis for any opinions expressed, though actual results may differ, sometimes significantly so, from those we expect and express. Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein.

Any opinions and views expressed related to the prospects of any individual portfolio holdings or grouping thereof or of the Fund itself are "forward looking statements'' which may or may not prove to be accurate over the long term when viewed from the perspective of hindsight. Forward looking statements can be identified by words, phrases, and expressions such as "believe," "expect,'' "anticipate,'' "in our view," "in our opinion," or similar terminology when discussing prospects for particular Fund portfolio companies or groupings of companies, and/or of the Fund itself. We cannot assure future results or performance. You should not place undue reliance on forward looking statements, which are effective only as of the date of this report. We recognize no obligation to update or alter such forward looking statements, whether as a result of changes in our opinion or analysis, subsequent information, future events, or other circumstances.

Any displays detailing a summary of holdings (e.g., top holdings, purchases and sales, largest net contributors, etc.) are based on the Fund's holdings on June 30, 2008 or held during the fiscal year ended June 30, 2008. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This Letter to Shareholders and Management Discussion and Analysis may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent fiscal year, we use this perspective only because it reflects industry convention and regulatory expectations and requirements. The Fund and its investment adviser do not subscribe to the notion that twelve-month periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Letter to Shareholders or Management Discussion and Analysis should be construed as a forecast of overall market movements, either in the short or long term.

Any headings, titles, section dividers, quotations, or other devices used herein are provided for the convenience of the reader and purposes of style. They are not required elements of the presentation and may or may not be applied identically in similar publications over time.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and the Fund's portfolio holdings over the last year are available upon request. You should not assume that future recommendations will be as profitable as past recommendations.

Comparisons to benchmarks have limitations because benchmarks have volatility and other material characteristics that may differ from open-end mutual funds. Because of these differences, benchmarks should not be relied upon as an exact measure of comparison. Indices are unmanaged and do not reflect the payment of advisory fees and other expenses associated with open-end mutual funds. Investors cannot directly invest in an index, though index funds designed to replicate the performance of various indices are generally available. The S&P 500 index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500. The index selects its companies based upon their market size, liquidity, and sector. Most of the companies in the index are mid cap or large cap corporations. The S&P 500 Index referenced includes the reinvestment of dividends.

PAST PERFORMANCE IS NO INDICATION OF FUTURE PERFORMANCE. ANY PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE QUOTED. PERFORMANCE DATA IS UPDATED MONTHLY AND IS AVAILABLE ON THE FUND'S WEBSITE AT WWW.OAKVALUEFUND.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. FOR A PROSPECTUS, PLEASE CALL 1
(800) 622-2474 OR VISIT THE FUND'S WEBSITE AT WWW.OAKVALUEFUND.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

OAK VALUE FUND IS DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

OAK VALUE FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                  IN THE OAK VALUE FUND AND THE S&P 500 INDEX

                              [LINE GRAPH OMITTED]

                OAK VALUE FUND                  S&P 500 INDEX
                --------------             ----------------------

            DATE            VALUE          DATE            VALUE
            ----           -------         ----           -------
            06/30/98       $10,000         06/30/98       $10,000
            12/31/98        10,122         12/31/98        10,923
            06/30/99        10,680         06/30/99        12,276
            12/31/99         9,806         12/31/99        13,222
            06/30/00         9,835         06/30/00        13,165
            12/31/00        11,587         12/31/00        12,018
            06/30/01        12,129         06/30/01        11,213
            12/31/01        11,533         12/31/01        10,589
            06/30/02        10,090         06/30/02         9,196
            12/31/02         8,726         12/31/02         8,249
            06/30/03        10,357         06/30/03         9,219
            12/31/03        11,528         12/31/03        10,615
            06/30/04        11,750         06/30/04        10,981
            12/31/04        12,447         12/31/04        11,770
            06/30/05        12,479         06/30/05        11,675
            12/31/05        12,277         12/31/05        12,349
            06/30/06        12,272         06/30/06        12,683
            12/31/06        14,017         12/31/06        14,299
            06/30/07        15,344         06/30/07        15,294
            12/31/07        14,700         12/31/07        15,085
            06/30/08        12,883         06/30/08        13,287

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


------------------------------------------------------------------------------------------------------------------------------------
                                                     CUMULATIVE TOTAL RETURNS(A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR-TO-DATE     SINCE
                                                                                                             2008      INCEPTION*
                CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR   (AS OF       (AS OF
                  1998     1999     2000     2001     2002     2003     2004     2005     2006     2007    6/30/08)     6/30/08)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value Fund   18.93%   -3.12%   18.17%   -0.47%  -24.34%   32.11%    7.97%   -1.37%   14.18%    4.87%  -12.36%(B)    316.36%(B)
S&P 500 Index    28.58%   21.04%   -9.10%  -11.89%  -22.10%   28.68%   10.88%    4.91%   15.79%    5.49%  -11.91%(B)    292.19%(B)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(A)
--------------------------------------------------------------------------------
                                 FOR THE PERIODS ENDED JUNE 30, 2008
                    ------------------------------------------------------------
                                                                        SINCE
                    ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS   INCEPTION*
--------------------------------------------------------------------------------
Oak Value Fund...   -16.04%        1.07%        4.46%        2.57%       9.67%
S&P 500 Index....   -13.12%        4.41%        7.58%        2.88%       9.25%
--------------------------------------------------------------------------------

*     Inception date of the Oak Value Fund was January 18, 1993.

(A) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(B)   Not annualized.

OAK VALUE FUND
PORTFOLIO INFORMATION
JUNE 30, 2008 (UNAUDITED)
================================================================================

DISTRIBUTION BY BUSINESS CATEGORY (% OF NET ASSETS)

[PIE CHART OMITTED]

                                          Consumer Related -- 29.8%
                                          Finance Related -- 22.7%
                                          Health Care -- 7.9%
                                          Industrials -- 9.3%
                                          Information Technology -- 20.4%
                                          Materials -- 8.9%
                                          Cash Equivalents -- 1.0%


TEN LARGEST HOLDINGS

                                                               % OF
           COMPANY                                          NET ASSETS
           -----------------------------------------------------------
           Berkshire Hathaway, Inc. - Class A                  9.27%
           Medtronic, Inc.                                     5.67%
           Oracle Corp.                                        5.65%
           Diageo PLC - ADR                                    5.29%
           Coach, Inc.                                         4.92%
           E.W. Scripps Co. (The) - Class A                    4.87%
           E.I. du Pont de Nemours and Co.                     4.84%
           3M Co.                                              4.83%
           Tiffany & Co.                                       4.77%
           Cadbury PLC - ADR                                   4.62%

OAK VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2008
================================================================================
    SHARES    COMMON STOCKS -- 99.0%                                   VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY -- 19.9%
    89,225    Apollo Group, Inc. - Class A (a) ................    $  3,949,098
   159,600    Coach, Inc. (a) .................................       4,609,248
   109,895    E.W. Scripps Co. (The) - Class A ................       4,565,038
   109,750    Tiffany & Co. ...................................       4,472,312
    33,787    Viacom, Inc. - Class B (a) ......................       1,031,855
                                                                   ------------
                                                                     18,627,551
                                                                   ------------
              CONSUMER STAPLES -- 9.9%
    86,048    Cadbury PLC - ADR ...............................       4,329,935
    67,125    Diageo PLC - ADR ................................       4,958,524
                                                                   ------------
                                                                      9,288,459
                                                                   ------------
              FINANCIALS -- 22.7%
    25,700    AFLAC, Inc. .....................................       1,613,960
   105,500    American Express Co. ............................       3,974,185
    56,450    AON Corp. .......................................       2,593,313
        72    Berkshire Hathaway, Inc. - Class A (a) ..........       8,694,000
    35,925    Capital One Financial Corp. .....................       1,365,509
    87,875    Moody's Corp. ...................................       3,026,415
                                                                   ------------
                                                                     21,267,382
                                                                   ------------
              HEALTH CARE -- 7.9%
   102,675    Medtronic, Inc. .................................       5,313,431
    30,550    Zimmer Holdings, Inc. (a) .......................       2,078,928
                                                                   ------------
                                                                      7,392,359
                                                                   ------------
              INDUSTRIALS -- 9.3%
    65,050    3M Co. ..........................................       4,526,830
    67,175    United Technologies Corp. .......................       4,144,698
                                                                   ------------
                                                                      8,671,528
                                                                   ------------
              INFORMATION TECHNOLOGY -- 20.4%
   108,550    Cisco Systems, Inc. (a) .........................       2,524,873
   151,625    eBay, Inc. (a) ..................................       4,143,911
    82,999    Fidelity National Information Services, Inc. ....       3,063,493
   149,725    Microsoft Corp. .................................       4,118,935
   252,075    Oracle Corp. (a) ................................       5,293,575
                                                                   ------------
                                                                     19,144,787
                                                                   ------------
              MATERIALS -- 8.9%
   105,700    E.I. du Pont de Nemours and Co. .................       4,533,473
    40,625    Praxair, Inc. ...................................       3,828,500
                                                                   ------------
                                                                      8,361,973
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $81,838,510) ..........    $ 92,754,039
                                                                   ------------

OAK VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES     CASH EQUIVALENTS -- 1.2%                                VALUE
--------------------------------------------------------------------------------
 1,167,625    First American Government Obligations Fund -
              Class Y, 1.933% (b) (Cost $1,167,625) ...........    $  1,167,625
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE -- 100.2%
              (Cost $83,006,135) ..............................    $ 93,921,664

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%) .        (180,619)
                                                                   ------------

              NET ASSETS -- 100.0% ............................    $ 93,741,045
                                                                   ============


(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008
================================================================================
ASSETS
Investments in securities:
   At cost ......................................................   $ 83,006,135
                                                                    ============
   At market value (Note 1) .....................................   $ 93,921,664
Receivable for capital shares sold ..............................         78,632
Dividends receivable ............................................         22,794
Other assets ....................................................         17,450
                                                                    ------------
   TOTAL ASSETS .................................................     94,040,540
                                                                    ------------

LIABILITIES
Payable for capital shares redeemed .............................        190,371
Accrued investment advisory fees (Note 3) .......................         75,269
Payable to administrator (Note 3) ...............................         15,424
Other accrued expenses and liabilities ..........................         18,431
                                                                    ------------
   TOTAL LIABILITIES ............................................        299,495
                                                                    ------------

NET ASSETS ......................................................   $ 93,741,045
                                                                    ============

Net assets consist of:
Paid-in capital .................................................   $ 82,743,601
Undistributed net realized gains from security transactions .....         81,915
Net unrealized appreciation on investments ......................     10,915,529
                                                                    ------------
Net assets ......................................................   $ 93,741,045
                                                                    ============

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..........................      4,862,249
                                                                    ============

Net asset value, offering price and redemption
   price per share (A) ..........................................   $      19.28
                                                                    ============

(A) Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 1).

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008
================================================================================
INVESTMENT INCOME
Dividends ....................................................     $  1,536,784
                                                                   ------------

EXPENSES
Investment advisory fees (Note 3) ............................        1,081,242
Transfer agent and shareholder services fees (Note 3) ........          116,284
Administration fees (Note 3) .................................          102,677
Trustees' fees and expenses ..................................           91,670
Postage and supplies .........................................           50,520
Fund accounting fees (Note 3) ................................           36,066
Professional fees ............................................           35,446
Insurance expense ............................................           26,251
Registration fees ............................................           25,683
Compliance service fees (Note 3) .............................           19,997
Custodian fees ...............................................           19,223
Printing of shareholder reports ..............................           13,623
Interest expense (Note 4) ....................................              566
Other expenses ...............................................           16,752
                                                                   ------------
   TOTAL EXPENSES ............................................        1,636,000
                                                                   ------------

NET INVESTMENT LOSS ..........................................          (99,216)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions ................       13,297,916
Net change in unrealized appreciation/
   depreciation on investments ...............................      (32,835,797)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ............      (19,537,881)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $(19,637,097)
                                                                   ============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                                            YEAR              YEAR
                                                                           ENDED             ENDED
                                                                          JUNE 30,          JUNE 30,
                                                                            2008              2007
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss .............................................   $      (99,216)   $     (259,562)
   Net realized gains from security transactions ...................       13,297,916        43,370,966
   Net change in unrealized appreciation/depreciation on investments      (32,835,797)       (8,062,465)
                                                                       --------------    --------------
Net increase (decrease) in net assets from operations ..............      (19,637,097)       35,048,939
                                                                       --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ......................................               --              (446)
   From net realized gains from security transactions ..............      (13,111,978)      (43,116,232)
                                                                       --------------    --------------
Net decrease in net assets from distributions to shareholders ......      (13,111,978)      (43,116,678)
                                                                       --------------    --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .......................................        4,383,470        17,453,371
   Reinvestment of distributions to shareholders ...................       12,789,625        42,229,998
   Proceeds from redemption fees collected (Note 1) ................            5,060            63,530
   Payments for shares redeemed ....................................      (33,027,500)     (110,363,326)
                                                                       --------------    --------------
Net decrease in net assets from capital share transactions .........      (15,849,345)      (50,616,427)
                                                                       --------------    --------------

NET DECREASE IN NET ASSETS .........................................      (48,598,420)      (58,684,166)

NET ASSETS
   Beginning of year ...............................................      142,339,465       201,023,631
                                                                       --------------    --------------
   End of year .....................................................   $   93,741,045    $  142,339,465
                                                                       ==============    ==============

ACCUMULATED NET INVESTMENT INCOME ..................................   $           --    $           --
                                                                       ==============    ==============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold .....................................................          191,644           594,036
   Shares reinvested ...............................................          588,072         1,587,288
   Shares redeemed .................................................       (1,433,786)       (3,844,593)
                                                                       --------------    --------------
   Net decrease in shares outstanding ..............................         (654,070)       (1,663,269)
   Shares outstanding, beginning of year ...........................        5,516,319         7,179,588
                                                                       --------------    --------------
   Shares outstanding, end of year .................................        4,862,249         5,516,319
                                                                       ==============    ==============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===============================================================================================================
                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                              JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                2008          2007          2006          2005          2004
---------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year .....................    $    25.80    $    28.00    $    30.82    $    29.02    $    25.58
                                             ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income (loss).. ........         (0.02)        (0.05)         0.08         (0.12)        (0.15)
  Net realized and unrealized gains
    (losses) on investments .............         (3.87)         6.61         (0.60)         1.92          3.59
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ........         (3.89)         6.56         (0.52)         1.80          3.44
                                             ----------    ----------    ----------    ----------    ----------

Less distributions:
  From net investment income ............            --         (0.00)(A)     (0.08)           --            --
  From net realized gains from
    security transactions ...............         (2.63)        (8.77)        (2.22)           --            --
                                             ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (2.63)        (8.77)        (2.30)           --            --
                                             ----------    ----------    ----------    ----------    ----------

Proceeds from redemption
  fees collected (Note 1) ...............          0.00(A)       0.01          0.00(A)       0.00(A)       0.00(A)
                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year.. ........    $    19.28    $    25.80    $    28.00    $    30.82    $    29.02
                                             ==========    ==========    ==========    ==========    ==========

Total return (B) ........................       (16.04%)       25.03%        (1.66%)        6.20%        13.45%
                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......    $   93,741    $  142,339    $  201,024    $  248,782    $  259,488
                                             ==========    ==========    ==========    ==========    ==========

Ratio of expenses to
  average net assets ....................         1.37%         1.35%         1.29%         1.25%         1.25%

Ratio of net investment income
  (loss) to average net assets ..........        (0.08%)       (0.16%)        0.24%        (0.39%)       (0.52%)

Portfolio turnover rate .................           52%           44%           29%           29%           24%

(A)   Amount rounds to less than $0.01 per share.

(B) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the "Fund") is a diversified series of Oak Value Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The Fund's investment objective is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. In the event that market quotations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, discount from market of a similar freely traded security, or a combination of these or other methods. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended June 30, 2008 and June 30, 2007, proceeds from redemption fees totaled $5,060 and $63,530, respectively.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These "book/tax" differences are either

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

temporary or permanent in nature and are primarily due to losses deferred due to wash sales. The tax character of distributions paid during the year ended June 30, 2008 was $268,376 of ordinary income and $12,843,602 of long-term capital gains. The tax character of distributions paid during the year ended June 30, 2007 was $5,256,740 of ordinary income and $37,859,938 of long-term capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2008:

--------------------------------------------------------------------------------
Tax cost of portfolio investments ......................           $ 83,106,831
                                                                   ============
Gross unrealized appreciation ..........................           $ 16,681,944
Gross unrealized depreciation ..........................             (5,867,111)
                                                                   ------------
Net unrealized appreciation ............................           $ 10,814,833
Undistributed long-term gains ..........................                182,611
                                                                   ------------
Total distributable earnings ...........................           $ 10,997,444
                                                                   ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio of investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Financial Accounting Standards Board's ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Fund's tax returns remains open for the years ended June 30, 2005 through June 30, 2007.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

For the year ended June 30, 2008, the Fund reclassified its net investment loss of $99,216 against undistributed net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.    INVESTMENT TRANSACTIONS

During the year ended June 30, 2008, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $61,037,205 and $90,835,894, respectively.

3.    TRANSACTIONS WITH AFFILIATES

The Fund's  investments are managed by Oak Value Capital  Management,  Inc. (the
"Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting services agent. Such Trustees and officers receive no direct payments or fees from the Trust for serving as officers.

Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.

Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. Accordingly, during the year ended June 30, 2008, Ultimus was paid $44,920 of transfer agent and shareholder services fees.

The Fund has entered into agreements with certain financial intermediaries to provide record keeping, processing, shareholder communications and other services to the Fund. These services would be provided by the Fund if the shares were held in accounts registered directly with the Fund's transfer agent.
Accordingly, the Fund pays a fee to such service providers in an amount equivalent to or less than the per account fee paid to the transfer agent. During the year ended June 30, 2008, the Fund paid $71,364 for such services. These fees are included in "Transfer agent and shareholder services fees" on the Statement of Operations.

Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For these services, the Fund pays Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal Securities Laws to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus a base fee of $1,500 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets from $100 million to $500 million, .005% of such assets from $500 million to $1 billion and .0025% of such assets in excess of $1 billion. In addition, the Fund reimburses Ultimus for its reasonable out-of-pocket expenses, if any, relating to these compliance services.

4.    BANK LINE OF CREDIT

The Fund has an unsecured $25,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate per annum equal to Prime Rate minus 0.50%. During the year ended June 30, 2008, the Fund incurred $566 of interest expense related to borrowings under the line of credit. Average debt outstanding during the year ended June 30, 2008 was $8,183. As of June 30, 2008, the Fund had no outstanding borrowings.

5.    CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.    NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

OAK VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees of
Oak Value Trust
and the Shareholders of the Oak Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oak Value Fund, a series of shares of beneficial interest of the Oak Value Trust, as of June 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years ended June 30, 2006 were audited by other auditors whose report dated August 11, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                         /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                         BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
August 13, 2008

OAK VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2008) and held until the end of the period (June 30, 2008).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales charges. However, a redemption fee of 2% is applied on the sale of shares sold within 90 days of the date of purchase. The redemption fee does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

-----------------------------------------------------------------------------------------
                                          Beginning          Ending
                                        Account Value     Account Value    Expenses Paid
                                       January 1, 2008    June 30, 2008    During Period*
-----------------------------------------------------------------------------------------
Based on Actual Fund Return              $1,000.00          $  876.40          $ 6.39
Based on Hypothetical 5% Return
   (before expenses)                     $1,000.00          $1,018.05          $ 6.87
-----------------------------------------------------------------------------------------

*     Expenses  are  equal to the  annualized  expense  ratio  of 1.37%  for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 182/366 (to reflect the one-half year period).

OAK VALUE FUND
TRUSTEES AND OFFICERS (UNAUDITED)
================================================================================

OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                        TERM OF                                      PORTFOLIOS          OTHER
                                  POSITION(S)        OFFICE; TERM                                      IN FUND      DIRECTORSHIPS(1)
                                   HELD WITH           SERVED IN          PRINCIPAL OCCUPATION(S)      COMPLEX          HELD BY
NAME, ADDRESS, AND AGE               TRUST              OFFICE              DURING PAST 5 YEARS       OVERSEEN          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*             Trustee and       Indefinite term;   For more than the past five         1               None
3100 Tower Blvd.                 President         President Since    years, Mr. Coats has been
Suite 700                                          July 2003;         President, Chief Executive
Durham, NC 27707                                   Trustee Since      Officer and Senior Portfolio
Age: 48                                            December 2003      Manager with Oak Value
                                                                      Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Margaret C. Landis               Vice President    Appointed          For more than the past five
3100 Tower Blvd.                                   annually;          years, Ms. Landis has been
Suite 700                                          Since              Senior Vice President, the
Durham, NC 27707                                   May 2007           Chief Compliance Officer,
Age: 50                                                               Treasurer and Secretary
                                                                      of Oak Value Capital
                                                                      Managment, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey                 Vice President    Appointed          For more than the past five
225 Pictoria Drive                                 annually;          years, Mr. Dorsey has been a
Suite 450                                          Since:             Managing Director of Ultimus
Cincinnati, OH 45246                               June 2003          Fund Solutions, LLC and
Age: 51                                                               Ultimus Fund Distributors,
                                                                      LLC, the Fund's principal
                                                                      underwriter.
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                    Treasurer         Appointed          For more than the past five
225 Pictoria Drive               and Chief         annually;          years, Mr. Seger has been a
Suite 450                        Compliance        Since:             Managing Director of Ultimus
Cincinnati, OH 45246             Officer           June 2003          Fund Solutions, LLC and
Age: 46                                                               Ultimus Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain                   Secretary         Appointed          For more than the past five
225 Pictoria Drive                                 annually;          years, Mr. Splain has been a
Suite 450                                          Since:             Managing Director of Ultimus
Cincinnati, OH 45246                               June 2003          Fund Solutions, LLC and
Age: 51                                                               Ultimus Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Coats is an "interested person," as defined by the 1940 Act, because of his employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

OAK VALUE FUND
TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                        TERM OF                                      PORTFOLIOS          OTHER
                                  POSITION(S)        OFFICE; TERM                                      IN FUND      DIRECTORSHIPS(1)
                                   HELD WITH           SERVED IN          PRINCIPAL OCCUPATION(S)      COMPLEX          HELD BY
NAME, ADDRESS, AND AGE               TRUST              OFFICE              DURING PAST 5 YEARS       OVERSEEN          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.            Chairman and      Indefinite Term;   For more than the past five         1               None
1816 Front Street                Trustee           Trustee            years, Mr. Jordan has served
Suite 320                                          Since May 1995;    as President of Practice
Durham, NC 27705                                   Chairman           Management Services, Inc.
Age: 62                                            Since January      (a medical practice
                                                   2005               management firm).
------------------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                 Trustee;          Indefinite Term;   For more than the past five         1               None
121 W. Trade Street              Chairman of       Since:             years, Mr. Bryan has been a
Suite 3000                       Governance,       May 1995           Managing Director of
Charlotte, NC 28202              Nomination and                       Brookwood Associates, L.L.C.
Age: 48                          Compensation                         (an investment banking firm).
                                 Committee
------------------------------------------------------------------------------------------------------------------------------------
John M. Day                      Trustee;          Indefinite Term;   For more than the past five         1               None
4101 Lake Boone Trail            Chairman of       Since:             years, Mr. Day has been
Suite 218                        Audit             May 1995           Managing Partner, of KDI
Raleigh, NC 27607                Committee                            Capital Partners (an
Age: 54                                                               investment firm).
------------------------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.          Trustee           Indefinite Term;   Founder, Manatt, Phelps &           1            Director of
700 12th Street, N.W.                              Since:             Phillips, L.L.P. (a law firm);                      FedEx
Suite 1100                                         February 2002      from 1999-2001, served as                        Corporation
Washington, DC 20005                                                  U.S. Ambassador to the
Age: 72                                                               Dominican Republic.
------------------------------------------------------------------------------------------------------------------------------------

1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and officers. To obtain a copy of the SAI, without charge, call (800) 622-2474.

OAK VALUE FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-622-2474, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge upon request, by calling 1-800-622-2474. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended June 30, 2008. For the fiscal year ended June 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $268,376 as taxed at a maximum rate of 15%, as well as $12,843,602 as long-term gain distributions. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.


CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================

On May 8, 2007, Deloitte & Touche ("D&T") was replaced as independent auditor of the Fund, and Briggs, Bunting and Dougherty, LLP was selected as the Fund's new independent auditor. The Fund's selection of Briggs, Bunting and Dougherty, LLP as its independent auditor was approved by the Fund's Audit Committee and by the Fund's Board of Trustees.

D&T's reports on the Fund's financial statements for the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of D&T's replacement, there were no disagreements between the Fund and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T,
would  have  caused  it  to  make   reference  to  the  subject  matter  of  the
disagreements in connection with its reports on the financial statements for such years.

            OAK VALUE FUND

            INVESTMENT ADVISER
            Oak Value Capital Management, Inc.
            3100 Tower Boulevard, Suite 700
            Durham, North Carolina 27707
            1-800-680-4199
            www.oakvaluefund.com

            ADMINISTRATOR
            Ultimus Fund Solutions, LLC
            225 Pictoria Drive, Suite 450
            Cincinnati, Ohio 45246

            INDEPENDENT REGISTERED PUBLIC
            ACCOUNTING FIRM
            Briggs, Bunting & Dougherty, LLP
            1835 Market Street
            26th Floor
            Philadelphia, Pennsylvania 19103

            CUSTODIAN
            US Bank, N.A.
            425 Walnut Street
            Cincinnati, Ohio 45202

            BOARD OF TRUSTEES
            Joseph T. Jordan, Jr., Chairman
            C. Russell Bryan
            Larry D. Coats, Jr.
            John M. Day
            Charles T. Manatt

            OFFICERS
            Larry D. Coats, Jr., President
            Margaret C. Landis, Vice President
            Robert G. Dorsey, Vice President
            Mark J. Seger, Treasurer/
               Chief Compliance Officer
            John F. Splain, Secretary


This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Joseph T. Jordan, Jr. Mr. Jordan is "independent" for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,000 with respect to the registrant's fiscal years ended June 30, 2008 and 2007, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant's fiscal years ended June 30, 2008 and 2007, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended June 30, 2008 and 2007, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's governance, nomination and compensation committee will consider shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing and addressed to the committee at the registrant's offices. The committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Oak Value Trust
             -------------------------------------------------------------------

By (Signature and Title)*          /s/ Larry D. Coats, Jr.
                             ---------------------------------------------------
                                   Larry D. Coats, Jr., President

Date          August 19, 2008
      -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Larry D. Coats, Jr.
                             ---------------------------------------------------
                                   Larry D. Coats, Jr., President

Date          August 19, 2008
      -----------------------------

By (Signature and Title)*          /s/ Mark J. Seger
                             ---------------------------------------------------
                                   Mark J. Seger, Treasurer

Date          August 19, 2008
      -----------------------------

* Print the name and title of each signing officer under his or her signature.